UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 28, 2019

NOBLE MIDSTREAM PARTNERS LP
(Exact name of Registrant as specified in its charter)

Delaware	001-37640	47-3011449
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1001 Noble Energy Way, Houston, Texas		77070
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 872-3100
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Securities registered pursuant to section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units, Representing Limited Partner Interests	NBLX	New York Stock Exchange

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 28, 2019, John F. Bookout IV, resigned as Chief Financial Officer of Noble Midstream GP LLC, the general partner (the “General Partner”) of Noble Midstream Partners LP (the “Partnership”), to pursue other business opportunities. As noted in Mr. Bookout’s resignation letter, a copy of which is filed herewith as Exhibit 99.1, Mr. Bookout did not resign because of any disagreement with the General Partner or the Partnership relating to any policies or practices, or any accounting, financial, financial reporting or operational matter of the General Partner or the Partnership.
Thomas W. Christensen has been appointed interim Chief Financial Officer of the General Partner. Mr. Christensen will continue to serve as Chief Accounting Officer of the General Partner, a position he has held since August 2016. He previously served as Corporate Finance Manager in the Treasury group of Noble Energy, Inc. (“Noble Energy”), since joining Noble Energy following its acquisition of Rosetta Resources, Inc. (“Rosetta Resources”) in July 2015. Mr. Christensen joined Rosetta Resources in September 2009 and served in positions of increasing responsibility, including serving as its Financial Reporting Manager from March 2011 to September 2013 and as its Assistant Controller overseeing SEC reporting, corporate accounting, income taxes and technical accounting matters from September 2013 to July 2015. Prior to joining Rosetta Resources, Mr. Christensen worked as an auditor in PricewaterhouseCoopers’ energy practice. Mr. Christensen is a certified public accountant. Additional information regarding Mr. Christensen is set forth in the Partnership’s Form 10-K for the fiscal year ended December 31, 2018, filed with the U.S. Securities and Exchange Commission on February 19, 2019.
Item 8.01. Other Events.
Effective June 19, 2019, Aaron G. Carlson was appointed General Counsel and Secretary of the General Partner. Mr. Carlson joined Noble Energy in April 2003 after spending seven years in private practice.  Mr. Carlson served in positions of increasing responsibility within Noble Energy’s legal department, including Vice President, Deputy General Counsel and Corporate Secretary, before assuming the role of Vice President of Land, Marketing and Production Reporting in May 2018.  Mr. Carlson will simultaneously serve in the position of Vice President of Land for Noble Energy.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Resignation letter of John F. Bookout, IV.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOBLE MIDSTREAM PARTNERS LP
By: Noble Midstream GP, LLC, Its General Partner

Date:	July 5, 2019	By:	/s/ Terry R. Gerhart
Terry R. Gerhart
Chief Executive Officer